UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 12, 2008
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

(a) Strategic Alliance

On June 12, 2008, Caterpillar Inc. (the “Company”) issued a press release announcing the signing of a non-binding Memorandum of Understanding between the Company and Navistar International Corporation (Other OTC: NAVZ) outlining the intent of both companies to pursue a strategic alliance for global on-highway truck business opportunities and engine development cooperation.  A copy of the press release is furnished under this report as Exhibit 99.1 and is incorporated herein by reference.

(b) Teleconference Advisory

The Company will conduct a real-time, listen-only teleconference with security analysts and institutional investors that will begin at 3:00 p.m. Central time on Thursday, June 12.  The call will be to discuss the press release furnished under this report as Exhibit 99.1 and a second press release issued today announcing the Company’s expansion and restructuring plans.

Teleconference and Webcast access:
The one-hour conference call can be accessed by telephone from both domestic and international locations, with a listen-only entry code provided below:

Conference Call number:  877-216-8554 (domestic)
                                      973-528-0009 (international)

Listen Only Entry Code:  5621

To access a telephone replay of this call shortly after the live event, please dial 800-332-6854 (for domestic callers) and 973-528-0005 (for international callers) and enter “7731” as the conference ID.  This telephone replay will be available for 90 days.

The call can also be accessed through http://www.CAT.com/IR.  Listeners should go to the web site at least 15 minutes before the live event to download and install any necessary audio software. The transcript from the conference call will be filed promptly via a Form 8-K with the SEC but no later than Friday, June 13, 2008 and available through http://www.CAT.com/SEC_Filings.

For those unable to participate in the live broadcast, the replay will be available through http://www.CAT.com/IR shortly after the live event.  There is no charge to access the webcast.  Those without access to the Internet may request a fax of Caterpillar’s transcript by calling 800-228-7717 (U.S. and Canada) or 858-244-2080 (for all other regions).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(i)	99.1: Caterpillar Inc. press release dated June 12, 2008, announcing a planned strategic alliance between Caterpillar Inc. and Navistar International Corporation.

The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

By:	/s/James B. Buda
James B. Buda
Vice President Dated June 12, 2008